SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A STATEMENT


                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant    /_/  Filed by a Party other than the Registrant  /X/

Check the appropriate box:

/ /  Preliminary Proxy Statement
/_/  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
/_/  Definitive Proxy Statement
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/_/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              DEL WEBB CORPORATION
                   -------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              PACIFIC PARTNERS, LLC
 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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         /X/      No fee required.
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


                             D. F. KING LETTERHEAD



                                October 20, 2000







Dear  :

Since your organization is a substantial investor in Del Webb Corporation, I am enclosing a copy of Pacific Partners' proxy statement in opposition to the Board of Directors of Del Webb with respect to the November 2, 2000 annual meeting of shareholders. Knowing that distribution of these materials is sometimes delayed, I thought you would appreciate receiving directly your personal copy of the material.

Any comments or questions you may have concerning the proposals described in the proxy statement are welcome. Pacific Partners' director nominees would very much appreciate the opportunity to discuss their plans for Del Webb with you personally. Please do not hesitate to call Jason Kern at J.P. Morgan & Co. at
(212)  648-9215 or John Cornwell at D. F. King & Co., Inc. at (212)  493-6952 to
arrange for meeting or a conference call.

On behalf of Pacific Partners, thank you for your interest and support.


                                                        Sincerely,


                                                        Kevin Schwicardi
                                                        Vice President

Enclosure